UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

BIOCEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9955 Mesa Rim Road, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-8200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BIOC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c)

On June 16, 2023, Samuel D. Riccitelli resigned from his position as Interim President and Chief Executive Officer of Biocept, Inc. (the “Company”), and from the Company’s Board of Directors (the “Board”), effective June 16, 2023.

On June 16, 2023, the Board appointed Antonino Morales as the Company’s President and Chief Executive Officer. Mr. Morales continues to serve as the Company’s principal financial officer and as a member of the Board.

On June 16, 2023, Robert Walsh, the Company’s Controller, was promoted to Vice President, Controller and principal accounting officer.

Mr. Morales’ biographical information is set forth under the heading “Executive Officers and Directors” under Part III, Item 10 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on April 17, 2023. In connection with his promotion to President and Chief Executive Officer, the Compensation Committee of the Board increased Mr. Morales’ annual base compensation from $400,000 to $470,000 and increased Mr. Morales’ annual target bonus percentage from 40% to 50% of his base salary.

Mr. Walsh, age 30, joined the Company in May 2022 as the Company’s Assistant Controller, before being promoted to Controller in August 2022. Before joining the Company, Mr. Walsh worked at PricewaterhouseCoopers LLP (“PwC”) from July 2015 to June 2021 within PwC’s Health Industries Assurance Practice, where he was responsible for multi-year financial statement audits and Sarbanes-Oxley 404 internal control audits. Mr. Walsh worked at CFGI, an accounting advisory firm, from July 2021 to May 2022 as a Manager in CFGI’s Accounting Advisory practice, where he was responsible for assisting companies with drafting and uplifting financial statements to be Regulation S-X compliant and providing technical and operational accounting support. Mr. Walsh earned his Bachelor of Science in Accounting and his Master of Science in Accountancy from the University of Rhode Island. Mr. Walsh is a Certified Public Accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCEPT, INC.

Dated: June 21, 2023	By:	/s/ Antonino Morales
	Name:	Antonino Morales
	Title:	President and Chief Executive Officer